Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A, Amendment No. 1 of Greenway Technologies, Inc. for the fiscal quarter ending June 30, 2017, I, D. Patrick Six, Chief Financial Officer of Greenway Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.       Such Quarterly Report on Form 10-Q/A, Amendment No. 1 for the fiscal quarter ending June 30, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in such Quarterly Report on Form 10-Q/A, Amendment No. 1 for the fiscal quarter ending June 30, 2017, fairly presents, in all material respects, the financial condition and results of operations of Greenway Technologies, Inc.

Date: September 20, 2017.

/s/ D. Patrick Six

D. Patrick Six, Chief Financial Officer and Principal Accounting Officer